Exhibit 99.1

Investor Contacts:
Olga Guyette, Sr. Director-Investor Relations & Treasury (781) 356-9763 olga.guyette@haemonetics.com	David Trenk, Manager-Investor Relations (203) 733-4987 david.trenk@haemonetics.com

Media Contact:
Josh Gitelson, Director-Global Communications (781) 356-9776 josh.gitelson@haemonetics.com

Haemonetics Corporation Completes Acquisition of Attune Medical

BOSTON, April 1, 2024 -- Haemonetics Corporation (NYSE: HAE), a global medical technology company focused on delivering innovative medical solutions to drive better patient outcomes, has completed its previously announced acquisition of privately-held Chicago-based Attune Medical, the manufacturer of the ensoETM® proactive esophageal cooling device. EnsoETM is the only FDA-cleared temperature regulation device indicated for esophageal protection during radiofrequency (RF) cardiac ablation procedures.

The acquisition includes an upfront cash payment of $160 million plus additional contingent consideration based on sales growth over the next three years and the achievement of certain other milestones. In fiscal year 2025, Haemonetics expects Attune Medical to contribute approximately $30 to $35 million in revenue and to contribute approximately $0.05 to $0.10 to earnings per diluted share on a GAAP basis and approximately $0.10 to $0.15 to adjusted earnings per diluted share, excluding one-time acquisition and integration-related costs. Haemonetics financed this transaction through a combination of cash on hand and a $150 million draw under its revolving credit facility. Following this acquisition, Haemonetics estimates that its net debt to EBITDA ratio, as defined in Haemonetics’ existing credit agreement, will be approximately 2.4x.

About Haemonetics

Haemonetics (NYSE: HAE) is a global healthcare company dedicated to providing a suite of innovative medical products and solutions for customers, to help them improve patient care and reduce the cost of healthcare. Our technology addresses important medical markets: blood and plasma component collection, the surgical suite, and hospital transfusion services. Haemonetics' Global Hospital business provides a range of solutions to address the needs of hospitals, including Interventional Technologies for electrophysiology and interventional cardiology, and Blood Management Technologies that include diagnostics to help inform treatment decisions, technologies to help avoid unnecessary allogeneic transfusions and solutions to help optimize management of blood products. To learn more about Haemonetics, visit www.haemonetics.com.

About Attune Medical

Advanced Cooling Therapy, Inc., doing business as Attune Medical, pioneered the practice of using the esophageal space to proactively manage patient temperature and to reduce the likelihood of esophageal injury during cardiac ablation procedures. Attune Medical's novel ensoETM technology is designed for use across a range of medical conditions involving patient cooling or warming, including during treatment in critical care, neurocritical care, trauma, burn surgery, spine surgery, and cancer surgery, among others.

Designed for ease-of-use, the single-tube ensoETM is placed in the esophagus and connected to an external heat exchange unit to create a closed-loop system for proactive controlled temperature management. Attune Medical has shipped more than 68,000 ensoETM devices for hospital use, and it has been utilized in more than 50,000 electrophysiology procedures since first becoming available in 2015.

To learn more about Attune Medical, visit www.attune-medical.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements do not relate strictly to historical or current facts and may be identified by the use of words such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "forecasts," "foresees," "potential" and other words of similar meaning in conjunction with statements regarding, among other things, (i) plans and objectives of management for the operation of Haemonetics, (ii) the anticipated financial impact of the transaction on Haemonetics’ operating results, (iii) the anticipated benefits to Haemonetics arising from the completion of the acquisition, (iv) the impact of the acquisition on Haemonetics' business strategy and future business and operational performance, (v) the company’s estimated net debt to EBITDA ratio, as defined in Haemonetics’ existing credit agreement, (vi) the timeline to repay the revolving credit facility draw used to finance the acquisition and (vii) the assumptions underlying or relating to any such statement. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon Haemonetics' current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the failure to realize the anticipated benefits of the acquisition, Haemonetics' ability to predict accurately the demand for products and products under development by it or Attune Medical and to develop strategies to successfully address relevant markets, actual and anticipated achievement of the milestones and future sales growth on which contingent consideration is based, the impact of competitive products and pricing, technical innovations that could render products marketed or under development by Haemonetics or Attune Medical obsolete, risks related to the use and protection of intellectual property and the risk that using debt to finance, in part, the acquisition will increase Haemonetics' indebtedness. These and other factors are identified and described in more detail in Haemonetics' filings with the U.S. Securities and Exchange Commission. Haemonetics does not undertake to update these forward-looking statements.

Non-GAAP Financial Measures

This press release contains financial measures that are considered “non-GAAP” financial measures under applicable SEC rules and regulations. Management uses non-GAAP measures to monitor the financial performance of the business, make informed business decisions, establish budgets and forecast future results. Performance targets for management are also based on certain non-GAAP financial measures. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, Haemonetics’ reported financial results prepared in accordance with U.S. GAAP. In this release, supplemental non-GAAP measures have been provided to assist investors in evaluating the expected impact of Haemonetics’ acquisition of Attune Medical and provide a baseline for analyzing trends in the company’s underlying businesses. We strongly encourage investors to review the company’s financial statements and publicly-filed reports in their entirety and not rely on any single financial measure.

When used in this release, adjusted earnings per diluted share excludes restructuring costs, restructuring related costs, digital transformation costs, amortization of acquired intangible assets, asset impairments, accelerated device depreciation and related costs, costs related to compliance with the European Union Medical Device Regulation ("MDR") and In Vitro Diagnostic Regulation ("IVDR"), integration and transaction costs, certain tax settlements and unusual or infrequent and material litigation-related charges, and the tax impact of these items. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures to similarly titled measures used by other companies.